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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                  FORM 8-A/A

                                AMENDMENT NO. 1

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           Cross Timbers Oil Company
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            (Exact Name of Registrant as Specified in Its Charter)

               Delaware                              75-2347769
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(State of Incorporation or Organization              (I.R.S. Employer
                                                     Identification no.)


810 Houston Street, Suite 2000, Fort Worth, Texas    76102
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    (Address of Principal Executive Offices)         (Zip Code)

If this form relates to the             If this form relates to the
registration of a class of              registration of a class of securities
securities pursuant to Section 12(b)    pursuant to Section 12(g) of the
of the Exchange Act and is effective    Exchange Act and is effective
pursuant to General Instruction         pursuant to General Instruction
A.(c), please check the following       A.(d), please check the following
box.  [X]                               box. [ ]

Securities Act registration statement file number to which this form relates:_________________ (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                Name of Each Exchange on Which
        to be so Registered                Each Class is to be Registered
        -------------------                ------------------------------

Preferred Stock Purchase Rights         New York Stock Exchange
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-------------------------------------   ----------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

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                               (Title of Class)

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                               (Title of Class)
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     Registrant's Form 8-A dated September 8, 1998 is amended to add the attached signature page which was inadvertently omitted from the filed form.



                                  SIGNATURES


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized.



                                         CROSS TIMBERS OIL COMPANY


Date: September 8, 1998                  By: BENNIE G. KNIFFEN
                                             -----------------------
                                               Bennie G. Kniffen
                                               Senior Vice President and
                                                Controller
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                                   SIGNATURES


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized.



                                         CROSS TIMBERS OIL COMPANY


Date: September 9, 1998                  By: BENNIE G. KNIFFEN
                                             -----------------------
                                               Bennie G. Kniffen
                                               Senior Vice President and
                                                Controller